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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 9, 2002







                          Commission File Number 1-5097



                             JOHNSON CONTROLS, INC.
             (Exact name of registrant as specified in its charter)




               Wisconsin                                 39-0380010
        (State of Incorporation)            (I.R.S. Employer Identification No.)



        5757 N. Green Bay Avenue
              P.O. Box 591
          Milwaukee, Wisconsin                             53201
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code: (414) 524-1200

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ITEM 5 OTHER EVENTS

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated October 9, 2002 reporting that the registrant expects record sales and earnings for 2003; will expense stock options in 2003; anticipates record results for 2002.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99       Press release issued by the registrant on October 9, 2002.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         JOHNSON CONTROLS, INC.


                                         BY:    /s/ Stephen A. Roell
                                                --------------------
                                                Stephen A. Roell
                                                Senior Vice President and
                                                Chief Financial Officer

Date: October 10, 2002


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